EXHIBIT 99.1

July 16th, 2004

Robert Thornton

Chief Financial Officer

Crown Financial Group

Newport Tower, 34th Floor

525 Washington Blvd.

Jersey City, NJ 07310

Dear Robert:

This is to confirm that the client-auditor relationship between Crown Financial Group, Inc. (Commission File Number 0 – 23410) and Ernst & Young LLP has ceased.

Very truly yours,

cc	Office of the Chief Accountant
SECPS Letter File
Securities and Exchange Commission
Mail Stop 11-3
450 Fifth Street, N.W.
Washington, D.C. 20549